Exhibit 99.2

Trustmark

Second Quarter Financial Results

July 28, 2026

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates, conditions and changes, including volatility, in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Strong Performance Reflects Continued Loan and Deposit Growth, Enhanced Credit Quality, Expanded Net Interest Income, and Continued Technology Investments

Q2-26 Financial Results

- Reported net income of $63.5 million, representing diluted earnings per share of $1.08
- Results in the quarter included non-routine transactions that collectively increased net income by $6.9 million, or $0.11 per diluted share. Excluding these items[1], operating net income totaled $56.7 million, representing diluted earnings per share of $0.97

Non-Routine Transactions in the Second Quarter[1]

- Sold a portfolio of 1-4 family mortgage loans that were primarily three payments delinquent and/or nonaccrual totaling $73.8 million (Mortgage Loan Sale); the reserve on the portfolio exceeded the credit discount, which resulted in an increase in pretax income of $4.2 million ($3.2 million net of taxes); the sale drove a $47.1 million overall reduction in nonperforming loans
- Exchanged Visa Class B-2 shares for Visa Class B-3 shares and Visa Class C shares; Visa stock exchange resulted in a gain of $4.9 million ($3.7 million, net of taxes)

Balance Sheet

- Loans HFI increased $35.1 million, or 0.3%, during the quarter and $448.2 million, or 3.3%, year-over-year; excluding the Mortgage Loan Sale, loans HFI increased $108.9 million, or 0.8%, linked-quarter and $522.0 million, or 3.9%, year-over-year
- Deposits expanded $358.7 million, or 2.3%, linked-quarter and $955.4 million, or 6.3%, year-over-year
- Cost of total deposits declined 4 basis points linked-quarter to 1.59%

Revenue Generation

- Total revenue expanded $5.3 million, or 2.6%, linked-quarter to $208.2 million
- Net interest income (FTE) increased $5.0 million, or 3.1%, linked-quarter, producing a net interest margin of 3.84%, up 3 basis points from the prior quarter

Expense Management

- Noninterest expense increased $1.5 million, or 1.2%, linked-quarter to $133.7 million
- Salaries and employee benefits expense declined $1.3 million, or 1.7%, linked-quarter
- Services and fees increased $1.8 million, or 6.5%, linked-quarter

Credit Quality

- Credit quality improved as nonperforming assets declined 47.3% to represent 0.39% of loans HFI and loans HFS
- Net provision for credit losses was $6.0 million in the second quarter, excluding the $9.2 million release in the provision related to the Mortgage Loan Sale
- Net charge-offs totaled $7.5 million for the second quarter; excluding the Mortgage Loan Sale, net charge-offs totaled $1.2 million and represented 0.03% of average loans

Capital Management

- Repurchased $40.9 million, or approximately 952 thousand shares, of common stock during the first six months of 2026, including $21.1 million, or approximately 475 thousand shares, in the second quarter
- Board of Directors declared a quarterly cash dividend of $0.25 per share payable September 15, 2026, to shareholders of record on September 1, 2026

At June 30, 2026	
Total Assets	$19.2 billion
Loans (HFI)	$13.9 billion
Total Deposits	$16.1 billion
Banking Centers	166

	Q2-26 GAAP	Q2-26 Operating[1]	Q1-26 GAAP	Q2-25 GAAP
Net Income ($ in millions)	$63.5	$56.7	$56.1	$55.8
EPS – Diluted	$1.08	$0.97	$0.95	$0.92
ROAA	1.33%	1.19%	1.20%	1.21%
ROATE	14.08%	12.59%	12.58%	13.13%
Dividends / Share	$0.25	$0.25	$0.25	$0.24
TE/TA	9.59%	9.59%	9.62%	9.50%

Source: Company reports

(1) For Non-GAAP measures, please refer to the Earnings Release dated July 28, 2026, and the Consolidated Financial Information, Note 1 – Non-Routine Transactions and Note 8 – Non-GAAP Financial Measures

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions) [1]	6/30/2026	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,217	$ 11	$ (138)
Secured by 1-4 family residential prop.	3,079	19	21
Secured by nonfarm, nonresidential prop.	3,199	(90)	(280)
Other real estate secured	1,991	(89)	72
Commercial and industrial loans	2,295	128	462
Consumer loans	156	1	7
State and other political subdivision loans	1,047	(13)	85
Other Loans & Leases	931	67	219
Total LHFI	$ 13,913	$ 35	$ 448

Loan Portfolio Composition 06/30/26[1]



Other RE, 14%
Nonfarm,Nonres, 23%
C&I, 17%
1-4 Residential, 22%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 7%
Construction, Land Dev, 9%

Loans HFI by Quarter



$13,465
$13,548
$13,674
$13,878
$13,913
Dollar Change:
$83
$126
$204
$35
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

- Portfolio exhibits diversity by product type, geography, and industry
- Solid loan growth while maintaining strong credit quality
- Toal loans to NDFIs of $279 million (2% of loans):
  - $62 million to mortgage credit intermediaries
  - $120 million to business credit intermediaries[2]
  - $35 million to consumer credit intermediaries
  - $62 million to other non-depository financial institutions
- Minimal lending to private credit with 6 long term relationships, for which only $52 million is funded and outstanding (< .5% of total loans)[3]

Source: Company reports
(1) Totals and percentages may not foot due to rounding
(2) This figure includes the referenced private credit in the last bullet below
(3) Defined as direct loans made to mid-market businesses typically by non-bank vehicles such as private debt and Business Development Companies

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	06/30/26	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 229	5%
1-4 Family Construction	327	6%
Other Construction	661	13%
Total Construction, Land Development and Other Land Loans	$ 1,217	24%
Retail	256	5%
Offices	188	4%
Hotels/Motels	223	4%
Industrial	529	10%
Senior Living	182	4%
Other	520	10%
Total Non-owner Occupied & REITs	$ 1,898	38%
Multi-Family[3]	1,932	38%
Total CRE	$ 5,047	100%

CRE Portfolio

- Focus on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	06/30/26	% of Offices Portfolio
Construction	$ 1	1%
Existing	188	99%
Total Offices	$ 189	100%
Offices (CRE) as % of LHFI	1.4%	
Average Loan Balance	$1.5 million	
YTD Office NCOs/Average Loans	0.00%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.00%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - Weighted average occupancy of investment grade tenants is 47%
  - Less than 10% lease turnover in each year from 2026-2028
  - Weighted average vacancies of 2%
  - Weighted average LTV of 68%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1][2] ($ in millions)	06/30/26	% of Commercial Portfolio
Manufacturing	$ 513	16%
Wholesale Trade	398	12%
Real Estate & Rental & Leasing	351	11%
Finance & Insurance	334	10%
Construction	327	10%
Professional, Scientific & Technical Services	198	6%
Transportation & Warehousing	197	6%
Admin & Support & Waste Mgt & Remediation Services	180	6%
Health Care & Social Assistance	179	6%
Retail Trade	116	4%
Information	96	3%
Utilities	84	3%
Other	255	8%
Total	**$ 3,266**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $791 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 16%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)


$160
$8
-$8
-$15
$3
$148
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration and adjustments to the nature and volume of the portfolio reserve
Impact of mortgage sale (Reserves prior to accounting for charge-off)
Net impact of all other changes including change in terms, prepayment studies, segmentation migration, etc.
ACL 3/31/26
ACL 6/30/26

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.07% of loans HFI and 797.98% of nonaccrual loans, excluding individually evaluated loans at June 30, 2026
- Net charge-offs totaled $7.5 million for the second quarter; excluding the Mortgage Loan Sale, net charge-offs totaled $1.2 million, which represented 0.03% of average loans
- Nonaccrual loans declined 48.7% linked-quarter to $49.7 million driven by the Mortgage Loan Sale; nonaccrual loans represented only 0.35% of total loans
- Nonperforming assets declined to $54.9 million in the second quarter and represented 0.39% of loans



Nonperforming Assets(1)
(in millions)
$90
$9
$81
$92
$8
$84
$91
$7
$84
$104
$7
$97
$55
$5
$50
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/Nonaccrual Loans(2)
272%
240%
209%
201%
798%
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26

Source: Company reports
(1) Totals may not foot due to rounding
(2) Nonaccrual Loans excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]		Change	
	6/30/2026	LQ	Y-o-Y
Interest Checking	$ 4,897	$ 39	$ 396
Noninterest Bearing DDA	3,374	278	238
Time Deposits	3,608	142	219
Savings	976	(12)	(7)
MMDA	3,217	(88)	109
Total Deposits	**$ 16,071**	**$ 359**	**$ 955**



Deposit Mix – Average Balance Q2-26[1]
($ in millions)
$15,158
$15,358
$15,597
$15,596
$15,765
21%
21%
20%
19%
20%
79%
79%
80%
81%
80%
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Interest-bearing
Noninterest-bearing



Deposit Cost & Cumulative Beta
Actual
Forecast
1.99%
1.98%
1.89%
1.75%
1.80%
1.84%
1.72%
1.63%
1.59%
1.66%
45%
39%
36%
36%
38%
34%
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Q3-26
TRMK Beta
KRX Median Deposit Cost
TRMK Cost

- Deposits totaled $16.1 billion at June 30, 2026, an increase of $358.7 million, or 2.3%, linked-quarter and $955.4 million, or 6.3%, year-over-year
- Personal and commercial deposits totaled $13.8 billion at June 30, 2026, an increase of $426.6 million, or 3.2%, linked-quarter and an increase of $838.4 million, or 6.5%, year-over-year
- Public fund deposits totaled $1.9 billion at June 30, 2026, a decrease of $117.1 million, or 5.9%, linked-quarter and an increase of $18.0 million, or 1.0%, year-over-year
- Brokered deposits totaled $408.7 million at June 30, 2026, an increase of $49.2 million linked-quarter and $99.0 million year-over-year, to represent 2.5% of total deposits
- Cost of interest-bearing deposits in the second quarter totaled 2.00%, down 2 basis points from the prior quarter
- Total cost of deposits was 1.59% in the second quarter, down 4 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$161
$165
$166
$164
$169
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Net Interest Income



Yields and Costs(1)
6.19%
6.21%
6.06%
5.93%
5.93%
3.81%
3.83%
3.81%
3.81%
3.84%
3.46%
3.50%
3.46%
3.57%
3.52%
2.42%
2.44%
2.29%
2.15%
2.13%
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.81%
0.06%
0.01%
-0.04%
3.84%
Asset Rate/Volume
Liability Rate/Volume
# of Days in Qtr
Q1-26 NIM
Q2-26 NIM

- Net interest income (FTE) totaled $168.6 million in the second quarter, resulting in a net interest margin of 3.84%, up 3 basis points from the prior quarter
- Securities yield was 3.52%, down 5 basis points linked-quarter and up 6 basis points year-over-year
- Cost of interest-bearing liabilities was 2.13% in the second quarter, down 2 basis points linked-quarter and 29 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 06/30/26

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 53% variable rate
- Active interest rate swap hedge notional at quarter end was $800 million with a weighted average received fix rate of 3.29% and active floor notional was $75 million with a SOFR rate of 3.50%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $720 million in interest rate swaps and $50 million in interest rate floors

Loans by Rate Index[1,2]

Book Balance: $14.2B
Yield[3]: 5.93%



Prime, 9%
Fixed, 38%
Variable (<= 1-month), 42%
Hybrid ARMs, 9%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$93
$765
3.34%
$113
$743
3.44%
$81
$714
3.55%
3.59%
$16
$515
3.64%
$219
3.72%
$21
2026
2027
2028
2029
2030
2031
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

Source: Company reports
(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[1] ($ in millions)			Change		
		6/30/2026		LQ		Y-o-Y
Service Charges on Deposit Accounts	$	10.4	$	(0.3)	$	(0.2)
Bank Card and Other Fees		8.7		0.8		(0.0)
Mortgage Banking, net		8.9		(0.0)		0.3
Wealth Management		10.9		0.5		1.3
Other, net		3.6		(0.8)		1.3
Total Noninterest Income	$	42.6	$	0.2	$	2.7

Noninterest Income – Q2-26[1]



Other, net, 8%
Service Charges on Deposit Accounts, 24%
Bank Card and Other Fees, 21%
Mortgage Banking, net, 21%
Wealth Management, 26%

Noninterest Income[1]
($ in millions)



$40
$40
$41
$42
$43
$11
$9
$9
$10
$2
$11
$8
$8
$10
$2
$11
$9
$8
$11
$3
$11
$8
$9
$10
$4
$10
$9
$9
$11
$4
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the second quarter totaled $42.6 million, a $226 thousand increase linked-quarter and a $2.7 million increase from the prior year
- Mortgage Banking, net totaled $8.9 million in the second quarter, relatively unchanged linked-quarter and an increase of $312 thousand year-over-year
- Wealth Management revenue in the second quarter totaled $10.9 million, an increase of $529 thousand from the prior quarter and $1.3 million year-over-year

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense totaled $133.7 million in the second quarter, an increase of $1.5 million linked-quarter
- Salaries and employee benefits in the second quarter totaled $73.0 million, a decrease of $1.3 million, or 1.7%, linked-quarter principally due to reduced compensation expense and a seasonal decline in payroll taxes
- Services and fees totaled $29.7 million in the second quarter, an increase of $1.8 million, or 6.5%, linked-quarter, and is attributable principally to increased data processing expense and professional fees
- Other expense in the second quarter totaled $16.0 million, an increase of $801 thousand, or 5.3%, linked-quarter principally attributable to an increase in other real estate expense, net and loan expense
- Equipment expense in the second quarter totaled $7.3 million, an increase of $269 thousand, or 3.8%, linked-quarter principally attributable to technology investments including the core deposit conversion and data center migration

Noninterest Expense[1] ($ in millions)	6/30/2026	Change LQ	Change Y-o-Y
Salaries & Benefits	$ 73.0	$ (1.3)	$ 4.7
Services & Fees	29.7	1.8	2.7
Net Occupany - Premises	7.7	(0.1)	0.2
Equipment Expense	7.3	0.3	1.1
Other Expense	16.0	0.8	(0.2)
Total Noninterest Expense	$ 133.7	$ 1.5	$ 8.6



Noninterest Expense
($ in millions)[1]
$125
$131
$132
$132
$134
$68
$72
$75
$74
$73
$27
$29
$27
$28
$30
$8
$8
$8
$8
$8
$6
$6
$7
$7
$7
$16
$16
$15
$15
$16
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Capital Management

Capital ratios remained strong, and share repurchase activity continued

- Capital position remained strong with a CET1 ratio of 11.87% and a total risk-based capital ratio of 14.47% at June 30, 2026
- Repurchased $21.1 million, or approximately 475 thousand shares, of common stock during the second quarter; for the first six months of 2026, repurchased $40.9 million, or approximately 952 thousand shares; $59.1 million in remaining share repurchase authorization for 2026
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2026, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2026. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.25 per share payable September 15, 2026, to shareholders of record on September 1, 2026



Capital Ratios
9.50%
11.70%
14.15%
9.64%
11.88%
14.33%
9.61%
11.72%
14.41%
9.62%
11.70%
14.37%
9.59%
11.87%
14.47%
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
TE/TA
CET1
Total Risk-Based Capital

Source: Company reports

2026 Full Year Expectations

		FY 2026 Expectations[1]	Guidance 3Q-26	2025 Actual
Balance Sheet	Loans HFI	Increase mid single digits	**Affirmed**	$13.7 billion
	Deposits, excluding brokered deposits	Increase mid single digits	**Affirmed**	$15.2 billion
	Securities	Remain stable	**Affirmed**	$3.1 billion
Net Interest Income	Net Interest Margin	Range of 3.80% to 3.85%	**Affirmed**	3.80%
	Net Interest Income (FTE)	Increase mid single digits	**Affirmed**	$647.2 million
Credit	Total Provision for Credit Losses, including off-balance sheet credit exposure	Normalizing	**Affirmed**	$12.9 million
Noninterest Income	Noninterest Income	Increase mid single digits	**Affirmed**	$163.6 million
Noninterest Expense	Noninterest Expense	Increase mid single digits	**Affirmed**	$512.2 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

		Q2-26	Q1-26	Q4-25	Q3-25	Q2-25
Operating Net Income						
Net Interest Income (GAAP)	a	$ 165,630	$ 160,559	$ 162,886	$ 162,441	$ 158,756
Provision for Credit Losses (GAAP)	b	(3,244)	2,740	1,215	1,685	4,676
Add: PCL, LHFI sale of 1-4 family mortgage loans		9,227	-	-	-	-
Provision for Credit Losses - Operating (Non-GAAP)	c	5,983	2,740	1,215	1,685	4,676
Noninterest Income (Loss) (GAAP)	d	42,571	42,345	41,235	39,931	39,890
Add: Mortgage Loan Sale Loss (incl in Other, Net)		5,005	-	-	-	-
Visa C Shares Gain (incl in Other, Net)		(4,928)	-	-	-	-
Noninterest Income - Operatiing (Non-GAAP)	e	42,648	42,345	41,235	39,931	39,890
Noninterest Expense (GAAP)	f	133,683	132,159	132,172	130,933	125,114
Income Before Income Taxes (GAAP)	a-b+d-f	77,762	68,005	70,734	69,754	68,856
Income Taxes (GAAP)		14,240	11,890	12,860	12,967	13,015
Net Income (GAAP)		$ 63,522	$ 56,115	$ 57,874	$ 56,787	$ 55,841
Operating Income Before Income Taxes (Non-GAAP)	a-c+e-f	68,612	68,005	70,734	69,754	68,856
Income Taxes From Operating Results (Non-GAAP)		11,952	11,890	12,860	12,967	13,015
Operating Net Income (Non-GAAP)		$ 56,660	$ 56,115	$ 57,874	$ 56,787	$ 55,841
Total Revenue (GAAP)	a+d	$ 208,201	$ 202,904	$ 204,121	$ 202,372	$ 198,646
Total Operating Revenue (Non-GAAP)	a+e	$ 208,278	$ 202,904	$ 204,121	$ 202,372	$ 198,646
Diluted Per Share Data						
Diluted Earnings per Share (GAAP)		$ 1.08	$ 0.95	$ 0.97	$ 0.94	$ 0.92
Diluted Earnings - Operating (Non-GAAP)		$ 0.97	$ 0.95	$ 0.97	$ 0.94	$ 0.92

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